UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 26, 2018

ARCHROCK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33666	74-3204509
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9807 Katy Freeway, Suite 100
Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 836-8000

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On April 26, 2018, Amethyst Merger Sub LLC, a Delaware limited liability company (“Merger Sub”) and an indirect wholly owned subsidiary of Archrock, Inc., a Delaware corporation (“Archrock”), completed its merger with and into Archrock Partners, L.P., a Delaware limited partnership (the “Partnership”), with the Partnership surviving the merger (the “Merger”) pursuant to that certain Agreement and Plan of Merger, dated as of January 1, 2018 (the “Original Merger Agreement”), as amended by Amendment No. 1 thereto, dated as of January 11, 2018 (“Amendment No. 1 to Merger Agreement” and, together with the Original Merger Agreement, the “Merger Agreement”), by and among the Partnership, Archrock, Merger Sub, Archrock General Partner, L.P., a Delaware limited partnership and the general partner of the Partnership (the “General Partner”), and Archrock GP LLC, a Delaware limited liability company and the general partner of the General Partner (the “Managing GP”).  Upon consummation of the Merger, Archrock acquired all of the outstanding common units representing limited partner interests in the Partnership (“Common Units”) that Archrock and its subsidiaries did not already own.

Item 1.01                   Entry into a Material Definitive Agreement.

On April 26, 2018, at effective time of the Merger (the “Effective Time”), Archrock entered into an Omnibus Joinder Agreement, dated as of April 26, 2018 (the “Joinder Agreement”), with Archrock Services, L.P., a Delaware limited partnership (“ASLP”), AROC Corp., a Delaware corporation (“AROC Corp.”), AROC Services GP LLC, a Delaware limited liability company (“AROC Services GP”), AROC Services LP LLC, a Delaware limited liability company (“AROC Services LP”), Archrock Services Leasing LLC, a Delaware limited liability company (“Archrock Services Leasing”), Archrock GP LP LLC, a Delaware limited liability company (“Archrock GP LP”), Archrock MLP LP LLC, a Delaware limited liability company (“Archrock MLP”), and the Administrative Agent (as defined below) and the lenders party thereto.

Pursuant to the Joinder Agreement: (i) Archrock was added as Parent under, and as defined in, that certain Credit Agreement, dated as of March 30, 2017 (the “Original Credit Agreement”), as amended by Amendment No. 1 thereto, dated as of February 23, 2018 (“Amendment No. 1 to Credit Agreement” and, together with the Original Credit Agreement, the “Credit Agreement”), by and among the Partnership, Archrock Partners Finance Corp., a Delaware corporation, and Archrock Partners Leasing LLC, a Delaware limited liability company, as guarantors, Archrock Partners Operating LLC, a Delaware limited liability company (“Operating LLC”), as borrower, JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), (ii) Archrock and AROC Corp., AROC Services GP, AROC Services LP, Archrock Services Leasing, Archrock GP LP, and Archrock MLP, each subsidiaries of Archrock, were added as guarantors under the Credit Agreement, and (iii) ASLP was added as a borrower and as the administrative borrower under the Credit Agreement (the “Administrative Borrower”).  ASLP and Operating LLC are hereinafter referred to as the “Borrowers.”

The Credit Agreement provides for an asset-based revolving credit facility available to the Borrowers in an aggregate amount of $1.25 billion (the “Credit Facility”). The Credit Facility will mature on March 30, 2022, except that if as of December 2, 2020 any portion of the Partnership’s existing Senior Notes due April 2021 are outstanding on such date, then the Credit Facility will instead mature on December 2, 2020. The Borrowers’ obligations under the Credit Facility will be guaranteed by Archrock and all of its Significant Domestic Subsidiaries (as defined in the Credit Agreement). In addition, the Borrowers’ obligations under the Credit Facility will be secured by (1) substantially all of Archrock’s assets and substantially all of the assets of the Borrowers and Archrock’s Significant Domestic Subsidiaries, excluding real property and other customary exclusions, and (2) all of the equity interests of Archrock’s U.S. restricted subsidiaries (subject to customary exceptions) and 65% of the voting equity interests in certain of Archrock’s first-tier foreign subsidiaries pursuant to an Amendment and Supplement to Pledge and Security Agreement (“Security Agreement Supplement”).

The Borrowers will have the ability to request the issuance of letters of credit under the Credit Facility in an aggregate amount of up to $50 million. Subject to certain conditions, at the Borrowers’ request and with the consent of the participating lenders, the total commitments under the Credit Facility may be increased from time to time by an aggregate amount of up to $250 million.

The borrowing base under the Credit Facility will equal (a) 85% of eligible accounts receivable of ASLP and each subsidiary of ASLP that is a guarantor (collectively, the “Borrowing Base Parties”), plus (b) the product of 85% multiplied by the net orderly liquidation value percentage identified in the most recent inventory appraisal ordered by the Administrative Agent multiplied by the Borrowing Base Parties’ eligible inventory (valued at the lower of cost or net realizable value), plus (c) the lesser of (i) 95% of the net book value of the Borrowing Base Parties’ eligible compression units (with depreciation calculated in accordance with GAAP as in effect on the closing date of the Credit Agreement) and (ii) the product of 80% multiplied by the net orderly liquidation value percentage identified in the most recent appraisal ordered by the Administrative Agent multiplied by the net book value of the Borrowing Base Parties’ eligible compression units (with depreciation calculated in accordance with GAAP as in effect on the closing date of the Credit Agreement), plus (d) 80% of the net book value of the Borrowing Base Parties’ eligible new compression units (with depreciation calculated in accordance with GAAP as in effect on the closing date of the Credit Agreement), less (e) reserves established by the Administrative Agent in its permitted discretion.

Borrowings under the Credit Facility will bear interest at a per annum interest rate equal to, at the Administrative Borrower’s option, either the Alternate Base Rate or LIBOR plus the applicable margin. “Alternate Base Rate” means the greatest of (a) the prime rate, (b) the federal funds effective rate plus 0.50% and (c) one-month LIBOR plus 1.00%. The applicable margin for borrowings varies (i) in the case of LIBOR loans, from 2.00% to 3.25% per annum and (ii) in the case of Base Rate loans, from 1.00% to 2.25% per annum, and will be determined based on a total leverage ratio pricing grid. In addition, the Borrowers are required to pay commitment fees based on the daily unused amount of the Credit Facility in an amount per annum equal to an applicable percentage, which ranges from 0.375% to 0.50% and is determined based on a total leverage ratio pricing grid. Amounts borrowed and repaid under the Credit Facility may be re-borrowed, subject to Borrowing Base availability.

The Credit Agreement contains various covenants with which Archrock, the Borrowers and their respective restricted subsidiaries must comply, including, but not limited to, limitations on the incurrence of indebtedness, investments, liens on assets, repurchasing equity and making distributions, transactions with affiliates, mergers, consolidations, dispositions of assets and other provisions customary in similar types of agreements. Archrock must also maintain, on a consolidated basis, as of the last day of each period of four consecutive fiscal quarters a Total Leverage Ratio (as defined in the Credit Agreement) of not greater than 5.95:1.00 through the fourth fiscal quarter of 2018; 5.75:1.00 from the first fiscal quarter of 2019 through the fourth fiscal quarter of 2019; 5.50:1.00 in the first and second fiscal quarters of 2020, and 5.25:1.00 thereafter (except that the Total Leverage Ratio for any fiscal quarter ending after June 30, 2020 during which a Specified Acquisition (as defined in the Credit Agreement) occurs and the following two fiscal quarters shall instead not be greater than 5.50:1.00), an Interest Coverage Ratio (as defined in the Credit Agreement) of not less than 2.50:1.00 and a Senior Secured Leverage Ratio (as defined in the Credit Agreement) of not greater than 3.50:1.00. The Credit Agreement also contains various customary representations and warranties, affirmative covenants and events of default.

Proceeds under the Credit Facility have been used to repay in full the obligations under that certain Credit Agreement, dated July 10, 2015 (as amended, the “Prior Credit Agreement”), among Archrock, as parent, ASLP, as borrower, Wells Fargo Bank, National Association, as administrative agent, and the lenders from time to time party thereto, and commitments under the Prior Credit Agreement have been terminated. The Borrowers may also use proceeds under the Credit Facility to pay fees and expenses in connection with the Credit Agreement, finance working capital needs, for general company purposes and for any other purpose not prohibited by the terms of the Credit Agreement.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Original Credit Agreement, which is filed as Exhibit 10.1 to the Partnership’s Current Report on Form 8-K filed the Securities and Exchange Commission (the “SEC”) on April 5, 2017, and Amendment No. 1 to Credit Agreement, which is filed as Exhibit 10.1 to the Partnership’s Current Report on Form 8-K filed the SEC on February 28, 2018, each of which is incorporated herein by reference.

The foregoing description of the Joinder Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Joinder Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K, and is incorporated herein by reference.

The foregoing description of the Security Supplement Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Security Supplement Agreement, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 1.02                   Termination of a Material Definitive Agreement.

In connection with the transactions described in Item 1.01 above, on April 26, 2018, Archrock paid in full all outstanding obligations under the Prior Credit Agreement. The Prior Credit Agreement and the description thereof are incorporated by reference to Archrock’s Current Report on Form 8-K filed on July 16, 2015 and Exhibit 10.2 thereto. The First Amendment to the Prior Credit Agreement, dated October 5, 2015, is incorporated by reference to Exhibit 10.4 of Archrock’s Current Report on Form 8-K filed on October 6, 2015. The Second Amendment, Consent and Waiver to the Prior Credit Agreement, dated May 10, 2016, is incorporated by reference to Exhibit 10.1 of Archrock’s Current Report on Form 8-K filed on May 11, 2016. The Third Amendment, Consent and Waiver to the Prior Credit Agreement, dated July 21, 2016, is incorporated by reference to Exhibit 10.1 of Archrock’s Current Report on Form 8-K filed on July 26, 2016. The Fourth Amendment, Consent and Waiver to the Prior Credit Agreement, dated September 21, 2016, is incorporated by reference to Exhibit 10.1 of Archrock’s Current Report on Form 8-K filed on September 22, 2016. The Fifth Amendment, Consent and Waiver to the Prior Credit Agreement, dated December 9, 2016, is incorporated by reference to Exhibit 10.1 of Archrock’s Current Report on Form 8-K filed on December 12, 2016.

Item 2.01                   Completion of Acquisition or Disposition of Assets.

The disclosure set forth under “Introductory Note” above is incorporated in this Item 2.01 by reference.

Pursuant to the Merger Agreement, at the Effective Time, each outstanding Common Unit was converted into the right to receive 1.40 shares of common stock of Archrock, par value $0.01 per share (“Archrock Common Stock” and such amount, the “Merger Consideration”), other than Common Units that were owned immediately prior to the Effective Time of the Merger by Archrock or its subsidiaries, which remain outstanding, unaffected by the Merger.  No fractional shares of Archrock Common Stock will be issued in the Merger; instead, all fractions of Archrock Common Stock to which a holder of Common Units otherwise would have been entitled will be aggregated and the resulting fraction will be rounded up to the nearest whole share of Archrock Common Stock.  In connection with the Merger, all of the Partnership’s incentive distribution rights, which were owned indirectly by Archrock, were canceled and cease to exist.

At the Effective Time, each award of phantom units of the Partnership (“Partnership Phantom Units”) (whether vested or unvested) that was outstanding as of immediately prior to the Effective Time was assumed by Archrock and converted into an award of restricted stock units of Archrock (“Archrock RSUs”) granted under Archrock’s 2013 Stock Incentive Plan representing a number of shares of Archrock Common Stock equal to (i) the number of Partnership Phantom Units subject to such award as of immediately prior to the Effective Time, multiplied by (ii) 1.40, rounded down to the nearest whole Archrock RSU. Each such award of Archrock RSUs shall be subject to the same vesting, forfeiture and other terms and conditions (including form(s) of payment and distribution equivalent rights, if any) applicable to the converted award of Partnership Phantom Units as of immediately prior to the Effective Time.

Pursuant to the Merger Agreement, Archrock issued approximately 57.8 million shares of Archrock Common Stock to the holders of Common Units (other than Archrock and its subsidiaries) as the Merger Consideration as described above.

The description of the Merger Agreement in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Original Merger Agreement, which is filed as Exhibit 2.1 to Archrock’s Current Report on Form 8-K filed the SEC on January 2, 2018, and Amendment No. 1 to Merger Agreement, a copy of which is attached as Exhibit 2.2 to Archrock’s Current Report on Form 8-K filed on January 16, 2018, each of which is incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of Amendment No. 1 to Credit Agreement contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01                   Regulation FD Disclosure.

On April 26, 2018, Archrock and the Partnership issued a joint press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1*

Agreement and Plan of Merger, dated as of January 1, 2018, by and among Archrock, Inc., Archrock GP LLC, Archrock General Partner, L.P. and Archrock Partners, L.P., incorporated by reference to Exhibit 2.1 of Archrock’s Current Report on Form 8-K filed on January 2, 2018.

2.2

Amendment No. 1 to Agreement and Plan of Merger, dated as of January 11, 2018, by and among Archrock, Inc., Archrock GP LLC, Archrock General Partner, L.P., Archrock Partners, L.P. and Amethyst Merger Sub LLC, incorporated by reference to Exhibit 2.2 of Archrock’s Current Report on Form 8-K filed on January 16, 2018.

10.1

Credit Agreement, dated as of March 30, 2017, among Archrock Partners Operating LLC, as Borrower, the other Loan Parties party thereto, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders, as an Issuing Bank and as Swingline Lender, incorporated by reference to Exhibit 10.1 to the Partnership’s Current Report on Form 8-K filed on April 5, 2017.

10.2

Amendment No. 1 to Credit Agreement, dated as of February 23, 2018, by and among Archrock Partners, L.P., the other Loan Parties thereto, the Lenders thereto, and JPMorgan Chase Bank, N.A., as the Administrative Agent, incorporated by reference to Exhibit 10.1 to the Partnership’s Current Report on Form 8-K filed on February 28, 2018.

10.3

Omnibus Joinder Agreement, dated as of April 26, 2018, by and among Archrock, Inc., Archrock Services, L.P., AROC Corp., AROC Services GP LLC, AROC Services LP LLC, Archrock Services Leasing LLC, Archrock GP LP LLC, and Archrock MLP LP LLC and acknowledged and accepted by JPMorgan Chase Bank, N.A., as the Administrative Agent.

10.4

Amendment and Supplement to Pledge and Security Agreement dated as of April 26, 2018, by and among Archrock Partners Operating LLC, Archrock Partners, L.P., Archrock Partners Finance Corp., Archrock Partners Leasing LLC, Archrock, Inc., Archrock Services, L.P., AROC Corp., AROC Services GP LLC, AROC Services LP LLC, Archrock Services Leasing LLC, Archrock GP LP LLC, Archrock MLP LP LLC and JPMorgan Chase Bank, N.A., as the Administrative Agent.

99.1	Press Release dated April 26, 2018.

*	The schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

ARCHROCK, INC.

April 26, 2018	By:	/s/ Stephanie C. Hildebrandt
Stephanie C. Hildebrandt
Senior Vice President, General Counsel and Secretary